HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWO

33-19948            HV-1008 - Variable Account QP – [Brown Prospectus]

Supplement dated February 15, 2012 to your Prospectus

SUB-ADVISER CHANGE

HARTFORD TOTAL RETURN BOND HLS FUND – CLASS IA

The Board of Directors of Hartford Series Fund, Inc. approved a change of sub-adviser for Hartford Total Return Bond HLS Fund (the “Fund”) from Hartford Investment Management Company to Wellington Management Company, LLP.  The change in the Fund’s sub-adviser is expected to occur on or about March 5, 2012.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.